UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2013

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54241	80-0643149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut 06226
(Address of principal executive offices) (Zip Code)

(860) 423-4581
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Financial Statements and Exhibits.

Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, SI Financial Group, Inc. (“SI Financial Group”) hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on September 10, 2013 with the financial information required by Item 9.01.

a.           Financial statements of businesses acquired.

The following audited consolidated financial statements of Newport Bancorp, Inc. are incorporated by reference to SI Financial Group’s Registration Statement on Form S-4 (SEC File No. 333-188016):

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets at December 31, 2012 and 2011

Consolidated Statements of Net Income and Comprehensive Income for the years ended December 31, 2012 and 2011

Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2012 and 2011

Consolidated Statements of Cash Flows for the years ended December 31, 2012 and 2011

Notes to Consolidated Financial Statements

The following unaudited consolidated interim financial statements of Newport Bancorp, Inc. are incorporated to Newport Bancorp, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013 (SEC File No. 000-51856):

Consolidated Balance Sheets at June 30, 2013 and December 31, 2012

Consolidated Statements of Net Income and Comprehensive Income for the three and six months ended June 30, 2013 and 2012

Consolidated Statements of Changes in Stockholders’ Equity for the six months ended June 30, 2013 and 2012

Consolidated Statements of Cash Flows for the six months ended June 30, 2013 and 2012

Notes to Unaudited Consolidated Financial Statements

b.           Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.1.

c.           Shell Company Transactions.

Not applicable

d.           Exhibits.

Exhibit Number	Description
99.1	Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SI Financial Group, Inc.

Date: November 21, 2013	By:	/s/ Brian J. Hull
Brian J. Hull
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer